Exhibit 99.1

Atomera Provides First Quarter 2025 Results

LOS GATOS, Calif. May 6, 2025 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the first quarter ended March 31, 2025.

Recent Company Highlights

•	Signed strategic marketing agreement with leading chip fabrication equipment vendor
•	Expanded engagements at ST Microelectronics and RFSOI customers to new applications
•	Built first ever MST-enabled GaN devices at Sandia and began electrical testing

Management Commentary

“Our recently announced collaboration with a leading capital equipment company will strengthen Atomera’s deal execution on many different levels. We believe the collaboration will drive our license revenues while growing our partner’s capital equipment tool sales giving incentives for both of us to make it a success,” said Scott Bibaud, President and CEO. “Our expansion to new application areas with ST and our fabless RF licensee are evidence of the growing opportunities available for MST as we deepen our relationships with our lead customers.”

Financial Results

The Company incurred a net loss of ($5.2) million, or ($0.17) per basic and diluted share in the first quarter of 2025, compared to a net loss of ($4.8) million, or ($0.19) per basic and diluted share, for the first quarter of 2024. Adjusted EBITDA (a non-GAAP financial measure) in the first quarter of 2025 was a loss of ($4.4) million compared to an adjusted EBITDA loss of ($4.0) million in the first quarter of 2024.

The Company had $24.1 million in cash, cash equivalents and short-term investments as of March 31, 2025, compared to $26.8 million as of December 31, 2024.

The total number of shares outstanding was 30.7 million as of March 31, 2025.

First Quarter 2025 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, May 6, 2025

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.  More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) the risk that STMicroelectronics does not proceed with qualification of MST in its manufacturing process or does not take MST-enabled products to market, (3) risks related to our ability to successfully complete the milestones in our joint development agreements or, even if successfully completed, to reach a commercial distribution license with our JDA customers; (4) risks related to our ability to advance licensing arrangements with our integration licensees to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (5) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (6) our ability to protect our proprietary technology, trade secrets and knowhow and (7) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on March 4, 2025. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow –

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	March 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$24,123	$25,778
Short-term investments	–	995
Unbilled contracts receivable	–	6
Interest receivable	81	73
Prepaid expenses and other current assets	335	240
Total current assets	2,4539	27,092

Property and equipment, net	52	59
Long-term prepaid maintenance and supplies	91	91
Security deposit	14	14
Operating lease right-of-use asset	218	280
Financing lease right-of-use-asset	1,338	1,588

Total assets	$26,252	$29,124

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$761	$492
Accrued expenses	195	239
Accrued payroll related expenses	402	1,328
Current operating lease liability	184	260
Current financing lease liability	1,314	1,253
Deferred Revenue	–	4
Total current liabilities	2,856	3,576

Long-term operating lease liability	–	22
Long-term financing lease liability	113	449

Total liabilities	2,969	4,047

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding as of March 31 2025 and December 31, 2024	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 30,704 shares issued and outstanding as of March 31, 2025; and 30,540 shares issued and outstanding as of December 31, 2024	31	31
Additional paid in capital	249,981	246,565
Other comprehensive income (loss)	–	1
Accumulated deficit	(226,729)	(221,520)
Total stockholders’ equity	23,283	25,077
Total liabilities and stockholders’ equity	$26,252	$29,124

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$4	23	$18
Cost of revenue	–	(13)	(33)
Gross margin	4	10	(15)

Operating expenses
Research and development	3,255	2,823	2,858
General and administrative	2,088	1,811	1,811
Selling and marketing	124	248	350
Total operating expenses	5,467	4,882	5,019

Loss from operations	(5,463)	(4,872)	(5,034)

Other income (expense)
Interest income	270	213	205
Accretion income	6	26	46
Interest Expense	(21)	(25)	(39)
Other income (expense), net	(1)	1	–
Total other income (expense), net	254	215	212)

Net loss	$(5,209)	$(4,595)	$(4,822)

Net loss per common share, basic and diluted	$(0.17)	$(0.16)	$(0.19)

Weighted average number of common shares outstanding, basic and diluted	30,243	28,934	26,038

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Atomera Incorporated

Reconciliation to Non-GAAP EBITDA

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2025	2024	2024
Net loss (GAAP)	$(5,209)	$(4,657)	$(4,822)
Depreciation and amortization	12	12	17
Stock-based compensation	1,009	949	1,024
Interest income	(270)	(213)	(205)
Accretion income	(6)	(26)	(46)
Interest expense	21	25	39
Other (income) expense, net	1	(1)	–
Net loss non-GAAP EBITDA	$(4,442)	$(3,911)	$(3,993)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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